                              LETTER OF TRANSMITTAL
                       (INCLUDING FORM W-9 AND GUIDELINES)

                ELECTRONIC RETAILING SYSTEMS INTERNATIONAL, INC.

          OFFER TO EXCHANGE ITS 13-1/4% SENIOR DISCOUNT NOTES DUE 2004,
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,
                 AS AMENDED, FOR ANY AND ALL OF ITS OUTSTANDING
                     13-1/4% SENIOR DISCOUNT NOTES DUE 2004

                  PURSUANT TO THE PROSPECTUS, DATED MAY , 1997

       THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
             , 1997, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY
    BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON          , 1997

                   To: UNITED STATES TRUST COMPANY OF NEW YORK

         By Mail:             By Overnight Courier            By Hand:

   United States Trust        United States Trust        United States Trust
   Company of New York        Company of New York        Company of New York
       P.O. Box 844        770 Broadway - 13th Floor        111 Broadway
      Cooper Station       Corporate Trust Operations        Lower level
 New York, NY 10276-0844           Department            New York, NY 10006
 (registered or certified      New York, NY 10003       Attn: Corporate Trust
    mail recommended)                                         Services

                                  By Facsimile:

                                 (212) 420-6152
                        (For Eligible Institutions Only)

                              Confirm by telephone:

                                 (800) 548-6565

      DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

      The undersigned acknowledges that he or she has received and reviewed the
Prospectus, dated May   , 1997 (the "Prospectus"), of Electronic Retailing
Systems International, Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal (this "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange its 13 1/4% Senior Discount Notes due 2004 (the "New Notes") which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which this Prospectus is a part, for an equal principal amount at maturity of its outstanding 13 1/4% Senior Discount Notes due 2004 (the "Old Notes," and collectively with the New Notes, the "Notes"). Other capitalized terms used herein but not defined herein have the meaning given to them in the Prospectus.

      For each Old Note accepted for exchange, the holder of such Old Note will receive a New Note having a principal amount at maturity equal to that of the surrendered Old Note. The form and terms of the New Notes are generally the same as the form and terms of the Old Notes, except that the New Notes have been registered under the Securities Act of 1933, as amended, and therefore will not bear legends restricting the transfer thereof. The New Notes will mature on February 1, 2004. The New Notes will accrue cash interest at a rate of 13-1/4% per annum commencing February 1, 2000, and cash interest will be payable thereafter on February 1 and August 1 of each year, commencing August 1, 2000. If by [July 23, 1997] neither the Exchange Offer has been consummated nor a shelf registration statement with respect to the Old Notes has been declared effective (a "Registration Default"), additional cash interest will accrue on the Notes, from and including the date on which any such Registration Default shall occur at the rate of 0.5% per annum of the Accreted Value of the Old Notes or New Notes, as the case may be. The Company reserves the right, at any time or from time to time, to extend the Exchange Offer in its sole discretion, in which case the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify the Exchange Agent of any extension by oral or written notice and will mail to the registered holders an announcement thereof, prior to 9:00 A.M., New York City time, on the next business day after the then Expiration Date.

      This Letter is to be used by Holders of Old Notes (i) if certificates representing the Old Notes are to be physically delivered herewith; or (ii) if tender of Old Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures set forth in the Prospectus under "The Exchange Offer - Procedures for Tendering" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Old Notes; or (iii) if tender of Old Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer Guaranteed Delivery Procedures." Delivery of the documents to DTC does not constitute delivery to the Exchange Agent.

      The term "Holder" with respect to the Exchange Offer means any person (i) in whose name Old Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder; or (ii) whose Old Notes are held of record by DTC who desires to deliver such Old Notes by book-entry transfer at DTC. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this letter in its entirety.

      THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THE LETTER OF TRANSMITTAL IS COMPLETED.

--------------------------------------------------------------------------------
      DESCRIPTION OF 13-1/4% SENIOR DISCOUNT NOTES DUE 2004 ("OLD NOTES")
--------------------------------------------------------------------------------
                                          AGGREGATE        PRINCIPAL AMOUNT AT
 NAME(S) AND ADDRESS(ES)     CERTIFI-  PRINCIPAL AMOUNT  MATURITY TENDERED (MUST
 OF REGISTERED HOLDER(S)     CATE        AT MATURITY     BE IN INTEGRAL MULTIPLE
 (PLEASE FILL IN, IF BLANK)  NUMBERS*   REPRESENTED BY         OF $1,000)**
                                        CERTIFICATE(S)

                            ----------------------------------------------------

                            ----------------------------------------------------

                            ----------------------------------------------------

                            ----------------------------------------------------

                            ----------------------------------------------------

                            ----------------------------------------------------
                            Total:
--------------------------------------------------------------------------------
*  Need not be completed if Old Notes are being tendered by book-entry transfer.
** Unless indicated in the column labeled "Principal Amount At Maturity
   Tendered," any tendering Holder of Old Notes will be deemed to have tendered the entire aggregate principal amount at maturity represented by the column labeled "Aggregate Principal Amount At Maturity Represented by Certificate(s)."
   If the space provided above is inadequate, list the principal amounts at maturity on a separate signed schedule and affix the list to this Letter of Transmittal.
   The minimum permitted tender is $1,000 in principal amount at maturity of Old Notes. All other tenders must be in integral multiples of $1,000.
--------------------------------------------------------------------------------

    SPECIAL PAYMENT INSTRUCTIONS              SPECIAL DELIVERY INSTRUCTIONS
 (SEE INSTRUCTIONS 3, 4, 5, AND 6)          (SEE INSTRUCTIONS 3, 4, 5, AND 6)

To be completed ONLY if certificates      To be completed ONLY if certificates
for Old Notes in a principal amount       for Old Notes in a principal amount
at maturity not tendered or not           at maturity not tendered or not
accepted for exchange, or New Notes       accepted for exchange, or New Notes
issued in exchange for Old Notes          issued in exchange for Old Notes
accepted for exchange, are to be          accepted for exchange, are to be sent
issued in the name of someone other       to someone other than the
than the undersigned, or if the Old       undersigned, or to the undersigned at
Notes tendered by book-entry transfer     an address other than that shown
that are not accepted for exchange        above.
are to be credited to an account
maintained by DTC.
                                          MAIL TO:
ISSUE CERTIFICATE TO:
                                          Name__________________________________
Name_________________________________                  (Please Print)
             (Please Print)               Address_______________________________
Address______________________________
                                          ______________________________________
_____________________________________               (Include Zip Code)
         (Include Zip Code)
                                          ______________________________________
_____________________________________         (Tax Identification or Social
    (Tax Identification or Social                     Security No.)
            Security No.)


[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY DTC TO THE EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution:_____________________________________________

     DTC Book-Entry Account No.:________________________________________________

     Transaction Code No.:______________________________________________________

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Holder(s):___________________________________________

     Window Ticket Number (if any):_____________________________________________

     Date of Execution of Notice of Guaranteed Delivery:________________________

     Name of Institution which guaranteed delivery:_____________________________

     IF DELIVERY BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

     Account Number:___________________  Transaction Code Number:_______________

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name:______________________________________________________________________

     Address:___________________________________________________________________

     ___________________________________________________________________________

Ladies and Gentlemen:

      Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount at maturity of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby.

      The tender of Old Notes by a holder as set forth herein will constitute an agreement between such holder and the Company in accordance with the terms and subject to the conditions set forth in the Prospectus and in this Letter of Transmittal.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the holder of such Old Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Notes and that neither the holder of such Old Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of the Company.

      The undersigned also acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement or understanding with any person to participate in the distribution of such New Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

      The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the Prospectus under "The Exchange Offer - Withdrawal of Tenders."

      Unless otherwise indicated under the box entitled "Special Payment Instructions" above, please deliver the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" above, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Notes."

                                    SIGN HERE
                  (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                  (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)


  ___________________________________________________________________________
                            Signature(s) of Owner(s)

  ___________________________________________________________________________


Dated: _______________, 1997

Name(s)_________________________________________________________________________

________________________________________________________________________________
                                 (Please Print)

Capacity (full title)___________________________________________________________

Address_________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                               (Include Zip Code)

Area Code and Telephone No._____________________________________________________


Must be signed by registered holder(s) exactly as name(s) appear(s) on note certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6.)

                            GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 6)

Name of Firm____________________________________________________________________

Authorized Signature____________________________________________________________

Dated: _______________, 1997

                                  INSTRUCTIONS

                 FORMING PART OF THE TERMS AND CONDITIONS OF THE
           OFFER TO EXCHANGE REGISTERED 13-1/4% SENIOR DISCOUNT NOTES
            FOR ANY AND ALL OUTSTANDING 13-1/4% SENIOR DISCOUNT NOTES
                                       OF
                ELECTRONIC RETAILING SYSTEMS INTERNATIONAL, INC.

1.    DELIVERY OF THIS LETTER AND OLD NOTES; GUARANTEED DELIVERY PROCEDURES.

      This Letter of Transmittal is to be completed by holders of Old Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the Prospectus under "The Exchange Offer -- Book-Entry Transfer." Certificates for all physically tendered Old Notes, or confirmation of book-entry transfer, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of principal amount of maturity of $1,000 and any integral multiple thereof.

      Holders of Old Notes whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on or prior to the Expiration Date, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer -- Guaranteed Delivery Procedures." Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below) (ii) on or prior to the Expiration Date the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed notice of guaranteed delivery substantially in the form provided by the Company (the "Notice of Guaranteed Delivery") (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder, the certificate number(s) of such Old Notes (if possible) and the principal amount at maturity of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five business trading days after the Expiration Date, (i) the Letter of Transmittal (or facsimile thereof) together with the certificate(s) representing the Old Notes and any other documents required by the Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent, or (ii) that book-entry transfer of such Old Notes into the Exchange Agent's account at DTC will be effected and confirmation of such book-entry transfer will be delivered to the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or facsimile thereof), as well as the certificate(s) representing all tendered Old Notes in proper form for transfer and all other documents required by the Letter of Transmittal, or confirmation of book-entry transfer of the Old Notes into the Exchange Agent's account at DTC, are received by the Exchange Agent within five business trading days after the Expiration Date.

      THE METHOD OF DELIVERY OF OLD NOTES AND THE LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR OLD NOTES SHOULD BE SENT TO THE COMPANY. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR NOMINEES TO EFFECT THE ABOVE TRANSACTIONS FOR SUCH HOLDERS.

      See "The Exchange Offer" section of the Prospectus.

2. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS OF OLD NOTES WHO TENDER BY BOOK-ENTRY TRANSFER).

      If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount at maturity of Old Notes to be tendered in the box above entitled "Description of Old Notes -- Principal Amount At Maturity Tendered." A reissued certificate representing the balance of nontendered Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date. ALL OF THE OLD NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

3. SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES

      If this Letter of Transmittal is signed by the registered holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

      If any tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

      If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates. When this Letter of Transmittal is signed by the registered holder of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificates must be guaranteed by an Eligible Institution.

      If this Letter of Transmittal is signed by a person other than the registered holder of any certificates specified herein, such certificates must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name of the registered holder appears on the certificates and the signatures on such certificates must be guaranteed by an Eligible Institution.

      If this Letter of Transmittal or any certificates or bond power are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

      ENDORSEMENTS ON CERTIFICATES FOR OLD NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR A MEMBER OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. OR BY A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNITED STATES (AN "ELIGIBLE INSTITUTION") .

      SIGNATURES ON THIS LETTER OF TRANSMITTAL NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE OLD NOTES ARE TENDERED: (I) BY A REGISTERED HOLDER OF OLD NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH OLD NOTES) WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL PAYMENT INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER OF TRANSMITTAL, OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4.    SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS.

      Tendering holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. A holder of Old Notes tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at DTC as such holder of Old Notes may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name or address of the person signing this Letter of Transmittal.

5.    TAXPAYER IDENTIFICATION NUMBER.

      Federal income tax law generally requires that a tendering holder whose Old Notes are accepted for exchange must provide the Company (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which, in the case of a tendering holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery of New Notes to such tendering holder may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

      Exempt holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

      To prevent backup withholding, each tendering holder of Old Notes must provide its correct TIN by completing the "Substitute Form W-9" set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to a backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Old Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Company a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Old Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Company within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Company.

6.    TRANSFER TAXES.

      The Company will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

7.    WAIVER OF CONDITIONS.

      The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8.    NO CONDITIONAL TENDERS.

      No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

      Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

9.    MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES.

      Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.   REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

      Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

                          (DO NOT WRITE IN SPACE BELOW)

--------------------------------------------------------------------------------
                               CERTIFICATE        OLD NOTES        OLD NOTES
                               SURRENDERED        TENDERED         ACCEPTED
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Delivery Prepared by                   Checked By                   Date
                    ------------------           ------------------     --------

FORM W-9
(Rev. December 1996)                                           GIVE FORM TO THE
Department of Treasury                                         REQUESTER. DO NOT
Internal Revenue Service)     REQUEST FOR TAXPAYER             SEND TO THE IRS
                     IDENTIFICATION NUMBER AND CERTIFICATION



________________________________________________________________________________
          Name (If a joint account or you changed your name, see instructions on page 12.)

          ______________________________________________________________________
          Business name, if different from above. (See instructions on page 12.)

          ______________________________________________________________________
Please    Please check appropriate box:  / / Individual/Sole Proprietor  / /
print     Corporation   / / Partnership  / / Other
or
type      ______________________________________________________________________
          Address (number, street, apt. or    Requester's name and address
          suite no.)                          (optional)

          ________________________________
          City, state and ZIP code

________________________________________________________________________________
PART I    Taxpayer Identification Number      List account numbers here
          (TIN)                               (optional)
__________________________________________



Enter your TIN in the         Social Security Number
appropriate box.  For          / / / / / / / / / /
individuals, this is your             or         PART II For Payee Exempt From
social security number (SSN).
For your sole proprietors or
resident aliens, see the
instructions on page 12.
For other entities, it is     Employer Identification   Backup Withholding (See
your employer identification          Number            instructions on page 12)
number (EIN).  If you do        / / / / / / / / / /
not have a number, see
HOW TO GET A TIN below.

NOTE: If the account is in more
      than one name, see the
      chart on page 14 for
      guideline on whose number
      to enter.


________________________________________________________________________________
PART III  Certification
________________________________________________________________________________
Under penalties of perjury, I certify that;
1. The number shown on this form is my correct taxpayer identification (or I am waiting for number to be issued to me), and

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, the acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (Also, see instructions on page 13.)

________________________________________________________________________________
Sign
Here   Signature -                                           Date -
________________________________________________________________________________

         GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
                             ON SUBSTITUTE FORM W-9

SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE.

      PURPOSE OF FORM. -- A person who is required to file an information return with the IRS must get your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

      Use Form W-9 to give your correct TIN to the person requesting it (the requester) and, when applicable, to:

      1. Certify the TIN you are giving is correct (or you are waiting for a number to be issued),

      2.    Certify you are not subject to backup withholding,

      3. Claim exemption from backup withholding if you are an exempt payee.

NOTE: If a requester gives you a form other than a W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9

      WHAT IS BACKUP WITHHOLDING? -- Persons making certain payments to you must withhold and pay to the IRS 31% of such payments under certain conditions. This is called "backup withholding." Payments that may be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

      If you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return, payments you receive will not be subject to backup withholding. Payments you receive WILL be subject to backup withholding if:

      1.   You do not furnish your TIN to the requester, or

      2.   The IRS tells the requester that you furnished an incorrect TIN, or

      3. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

      4. You do not certify to the requester that you are not subject to backup withholding under 3 above (for reportable interest and dividend accounts opened after 1983 only), or

      5. You do not certify your TIN when required. See the Part III instructions on page 13 for details.

      Certain payees and payments are exempt from backup withholding. See the
Part II instructions on page 12.

PENALTIES

      FAILURE TO FURNISH TIN. -- If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

      CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

      CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

      MISUSE OF TINS. -- If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

SPECIFIC INSTRUCTIONS

      NAME. -- If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

      If the account is in joint names, list first and then circle the name of the person or entity whose number you enter in Part I of the form.

      Sole Proprietor. -- You must enter your INDIVIDUAL name as shown on your social security card. You may enter your business, trade, or "doing business as" name on the BUSINESS NAME line.

      Other Entities. -- Enter the business name as shown on required Federal tax documents. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade or "doing business as" name on the business name line.

PART I -- TAXPAYER IDENTIFICATION NUMBER

      You must enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see HOW TO GET A TIN below.

      If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, using your EIN may result in unnecessary notices to the requester.

NOTE: See the chart on page 14 for further clarification of name and TIN combinations.

      HOW TO OBTAIN A TIN. -- If you do not have a TIN, apply for one immediately. To apply for an SSN, get FORM SS-5 from your local Social Security Administration office. Get FORM W-7 to apply for an ITIN or FORM SS-4 to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676).

      If you do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the requester. Other payments are subject to backup withholding.

NOTE: Writing "Applied For" means that you have already applied for a TIN OR that you intend to apply for one soon.

PART II -- FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING

      Individuals (including sole proprietors) are NOT exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. For more information on exempt payees, see the separate instructions for the Requester of Form W-9.

      If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding. Enter your correct TIN in
Part I, write "Exempt" in Part II, and sign and date the form.

      If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester a completed FORM W-8, Certificate of Foreign Status.

PART III -- CERTIFICATION

      For a joint account, only the person whose TIN is shown in Part I should sign (when required).

      1. INTEREST, DIVIDEND, AND BARTER EXCHANGE ACCOUNTS OPENED BEFORE 1984 AND BROKER ACCOUNTS CONSIDERED ACTIVE DURING 1983. You give your correct TIN, but you do not have to sign the certification.

      2. INTEREST, DIVIDEND, BROKER AND BARTER EXCHANGE ACCOUNTS OPENED AFTER 1983 AND BROKER ACCOUNTS CONSIDERED INACTIVE DURING 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

      3. REAL ESTATE TRANSACTIONS. You must sign the certification. You may cross out item 2 of the certification.

      4. OTHER PAYMENTS. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services (including attorney and accounting fees), and payments to certain fishing boat crew members.

      5. MORTGAGE INTEREST PAID BY YOU, ACQUISITION OR ABANDONMENT OF SECURED PROPERTY, CANCELLATION OF DEBT, OR IRA CONTRIBUTIONS. You must give your correct TIN, but you do not have to sign the certification.

PRIVACY ACT NOTICE

      Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws.

      You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer.
Certain penalties may also apply.

WHAT NAME AND NUMBER TO GIVE THE REQUESTER

--------------------------------------------------------------------------------
FOR THIS TYPE OF ACCOUNT:               GIVE NAME AND SSN OF:
--------------------------------------------------------------------------------
   1.  Individual                          The individual

   2.  Two or more individuals (joint      The actual owner of the account or,
       account)                            if combined funds, the first
                                           individual on the account(1)

   3.  Custodian account of a minor        The minor(2)
       (Uniform Gift to Minors Act)

   4.  a. The usual revocable savings      The grantor-trustee(1)
          trust (grantor is also
          trustee)

       b. So-called trust account that     The actual owner(1)
          is not a legal or valid trust
          under state law

   5.  Sole proprietorship                 The owner(3)

   6.  Sole proprietorship                 The owner(3)

   7.  A valid trust, estate, or           The legal entity(4)
       pension trust

   8.  Corporate                           The corporation

   9.  Association, club, religious,       The organization
       charitable, educational, or
       other tax-exempt organization

   10. Partnership                         The partnership

   11. A broker or registered              The broker or nominee
       nominee

   12. Account wit the Department of       The public entity
       Agriculture in the name of a
       public entity (such as a state
       or local government, school
       district or prison) that
       receives agricultural program
       payments
--------------------------------------------------------------------------------

-----------------------
(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

(2)   Circle the minor's name and furnish the minor's SSN.

(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your SSN or EIN (if you have one).

(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when more than one name listed, the number will be considered to be that of the first name listed.